                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earlier event reported): January 6, 1998


                          NUTRONICS INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)



   Delaware                         0-28144                   13-3859706
(State of Incorporation      (Commission File No.)   (IRS Identification Number)
or other Jurisdiction)



                         410 West 53rd Street, Suite 105
                            New York, New York 10019
                    (Address of Principal Executive Offices)



                                 (212) 664-8949
                          Registrant's telephone number
                               including area code


                              51 Hudson Point Lane
                            Ossining, New York 10562
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 1.  Change in Control of Registrant.

      Pursuant to an Agreement and Plan of Reorganization dated as of December 31, 1997 (the "Reorganization Agreement"), by and among Nutronics International, Inc., a Delaware corporation (the "Company"), Edward F. Cowle, H. DeWorth Williams and Gold Hill Mines, Inc., an Idaho corporation, and Magnum Associates Ltd. ("Magnum"), a corporation organized under the laws of Ireland, and Starbeam, Ltd. ("Starbeam"), a corporation organized under the laws of Ireland (Magnum and Starbeam shall hereinafter sometimes be collectively referred to as the "Target Stockholders"), the Company, effective January 6, 1998, acquired (the "Acquisition"), all of the issued and outstanding capital stock of the Targets (as defined below), from the Target Stockholders in exchange for an aggregate of 10,000,000 shares of common stock, par value $.01 per share (the "Common Stock") of the Company.

      Prior to the Acquisition, the Target Stockholders owned all of the issued and outstanding capital stock of the following four holding corporations:
Maximilia Ltd., a corporation organized under the laws of Ireland ("Maximilia"); Sturge Ltd., a corporation organized under the laws of Ireland ("Sturge"); Jolly LLC, a limited liability corporation organized under the laws of Wyoming ("Jolly LLC"); and Paul Garnier Ltd., a corporation organized under the laws of Ireland ("Garnier," and together with Maximilia, Sturge and Jolly LLC shall sometimes hereinafter be referred to collectively, as the "Targets").

      Jolly LLC owns sixty-five (65%) percent of the issued and outstanding capital stock of Jolly Alon Limited, a Moldovian corporation ("Jolly Alon"), that operates and manages the Jolly Alon Hotel and rents stores and offices located on the hotel property, with the remaining thirty-five (35%) percent of the issued and outstanding capital stock of Jolly Alon being owned by the Government of the Republic of Moldovia; Sturge and Maximilia each own fifty (50%) percent (one hundred (100%) percent in the aggregate) of the issued and outstanding capital stock of Banca De Export-Import, a Moldovian corporation ("Bank"), which owns a bank in Moldovia; and Maximilia owns fifty-five (55%) percent and Garnier owns fifteen (15%) percent (seventy (70%) percent in the aggregate) of the issued and outstanding capital stock of Exim Asinta S.A., a Moldovian corporation which owns an insurance business in Moldovia ("Asinta"), with the remaining thirty (30%) percent being owned as follows: fifteen (15%) percent by Bank and the remaining fifteen (15%) percent owned by a non-affiliated third party. Jolly Alon, Bank and Asinta shall sometimes hereinafter be collectively referred to as the "Asset Entities."

      As a result of the Acquisition of the Targets by the Company, the Targets became wholly-owned subsidiaries of the Company, which, in turn, and as described above, own capital stock of the Asset Entities.

      The following table sets forth the number and percentage of voting securities of the Company beneficially owned directly or indirectly by the person(s) who acquired control of the Company, after giving effect to the Acquisition and certain other transactions set forth in the Reorganization
Agreement:

Name of                                                    Beneficial
Beneficial Owners                                  Ownership of Common Stock
-----------------                                  -------------------------
                                                   Number         Percentage
                                                   ------         ----------
Boris Birshstein(1)                             7,820,000              71.1
Ted Shapiro(2)                                  1,500,000              13.6
Robert L. Blessey(3)                                   --                --
Leonid Tsiller (4)                                340,000               3.1
Abelis Raskas (5)                                 340,000               3.1

All executive officers
and directors as a group
(5 persons)(6)                                 10,000,000              90.9

      Pursuant to the terms of the Reorganization Agreement, effective as of January 6, 1998, Ed Cowle, Joseph Mancini and Robyn Mancini resigned as officers and directors of the Company, and the following persons were appointed to the offices and/or elected directors, set forth opposite their names:

            Name                          Position
            ----                          --------
            Boris Birshstein              Chairman and a Director
            Ted Shapiro                   Chief Executive Officer and a Director
            Shmuel Gurfinkel              Chief Financial Officer and a Director
            Robert L. Blessey             Director and Secretary
            Leonid Tsiller                Vice President
            Abelis Raskas                 Vice President
            Eugene Cogan                  Vice President

--------

      (1) Mr. Birshstein is the Chairman and a Director of the Company. Such shares are owned of record by Magnum and Starbeam. Magnum and Starbeam are corporations organized under the laws of Ireland. The capital stock of such entities is owned by Mr. Birshstein.

      (2) Mr. Shapiro is the Chief Executive Officer and a Director of the Company.

      (3) Mr. Blessey is a Director and Secretary of the Company.

      (4) Mr. Tsiller is a Vice President of the Company. Such shares were received by such person in connection with services provided previously to Starbeam and Magnum and future services to be provided by such person to the Company.

      (5) Mr. Raskas is a Vice President of the Company. Such shares were received by such person in connection with services provided previously to Starbeam and Magnum and future services to be provided by such person to the Company.

      (6) See Footnotes (1) - (5).

Item 2.  Acquisition or Disposition of Assets.

      See Item 1 above.


Item 5.  Other Events.

      Effective prior to the closing of the Acquisition the Company effectuated a 8.759170 for one reverse stock split of all of its issued and outstanding Common Stock, resulting so that immediately following the issuance in the Acquisition of the 10,000,000 shares of Common Stock in the Company to the Target Stockholders, the Company had issued and outstanding 11,000,000 shares of Common Stock. All share information set forth in this Current Report on Form 8-K has been adjusted to reflect the reverse stock split.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements and Pro Forma Financial Information

      Because the Company does not currently have all of the required financial statements required by Rule S-X of the Securities Act of 1933, as amended, for the Asset Entities, it is presently impractical for the Company to file the required financial statements of the Asset Entities in this Current Report on Form 8-K. Such financial statements, however, are currently being prepared and the Company will file such financial statements as soon as such financial statements become available, but in no event later than March 23, 1998, sixty
(60) days after the latest date this Current Report on Form 8-K must be filed (January 21, 1998). Additionally, because the Company has had no operations in any of the last three (3) years, the Company is not filing pro forma combined financial statements of the Company to reflect the Acquisition of the Asset Entities.

      (b)   Exhibits

      1. Agreement and Plan of Reorganization dated as of December 31, 1997 by and amongst Nutronics International, Inc., Edward F. Cowle, H. DeWorth Williams and Gold Hill Mines, Inc., Magnum Associates Ltd. and Starbeam, Ltd.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NUTRONICS INTERNATIONAL, INC. (Registrant)


                              By:   /s/ Ted Shapiro
                                    --------------------------------------------
                                    Ted Shapiro
                                    Chief Executive Officer


Dated:  January 16, 1998